UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2015

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1303 E. Arapaho Road, Suite 200 Richardson, TX 75081
(Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Series D Preferred Stock

On March 16, 2015, Speed Commerce, Inc. (the “Company”) entered into an Exchange and Settlement Agreement (the “Exchange Agreement”) pursuant to which it exchanged an aggregate of 344,011.10 shares of the Company’s Series D Preferred Stock (the “Series D Preferred Stock”) for all the outstanding shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) held by the original Series C Preferred Stock institutional holders (the “Investors”). The effect of the Exchange was to restructure the terms of its outstanding Series C Convertible Preferred Stock (the “Series C Preferred Stock”) to, among other things, lower the annual dividend rate from 7% to 5%, reduce the conversion price at which shares will convert into the Company’s common stock from $3.00 to $1.50, reduce the price at which the Company has the right to force the conversion of the preferred stock from $5.00 to $2.50 and limit the voting rights of the holders in compliance with NASDAQ rules. The restructuring was effected by exchanging one share of a newly established Series D Convertible Preferred Stock (the “Series D Preferred Stock”), which has a stated value of $30 per share, for each ten shares of outstanding Series C Preferred Stock, which has a stated value of $3 per share, plus accrued dividends. In the exchange, the Company issued a total of 344,001.10 shares of Series D Preferred Stock. In connection with the issuance of the Series D Preferred Stock, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”).

Description of the Series D Preferred

The Series D Preferred Stock will accrue dividends at an annual rate of 5% payable in additional shares of Series D Preferred Stock or in cash, at the Company’s option, and is convertible at any time after the exchange into common stock of the Company at a conversion price of $1.50 per share (subject to adjustment). The Company has the right to force the conversion of the Series D Preferred Stock in the event that the Company’s common stock trades above $2.50 per share (subject to adjustment) for 28 trading days in a 30 consecutive trading day period provided that the conversion shares are registered pursuant to an effective registration statement available for resales and certain other conditions are met. From and after June 2, 2014, the Company also has the right to call the outstanding Series D Preferred Stock at a redemption price per share equal to 110% of the stated value per share of the Series D Preferred Stock, plus accrued and unpaid dividends thereon, provided that the conversion shares are registered pursuant to an effective registration statement available for resales and certain other conditions are met.

The Series D Preferred Stock will participate pari passu with the holders of the Company’s common stock (on an as-converted basis) in the net assets of the Company after the satisfaction in full of the debts of the Company and the payment of any liquidation preference owed to the holders of shares of capital stock of the Corporation ranking prior to the Series D Preferred Stock upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary. The consolidation nor merger of the Company into or with any other entity or entities shall not be deemed to be a liquidation, but the sale, lease or conveyance of all or substantially all the Corporation’s assets (subject to certain exceptions) shall be deemed a liquidation.

In addition to any class voting rights provided by law and the Certificate of Designation, the holders of Series D Preferred Stock shall have the right to vote together with the holders of common stock as a single class on any matter on which the holders of common stock are entitled to vote (including the election of directors) in addition to any class voting rights provided by law and as otherwise provided in the Certificate of Designation. The holders of the Series D Preferred Stock are entitled to cast a fraction of one vote for each share of Common Stock that would be issuable to such Holder upon the conversion of all the shares of Series D Preferred Stock held by such Holder on the record date for the determination of shareholders entitled to vote at the then Conversion Rate the numerator of which is the Conversion Price in effect on such record date and the denominator of which is $3.54.

Registration Rights Agreement

In connection with the Exchange Agreement, the Company entered into a Registration Rights Agreement with the Investors pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register the shares of common stock issuable upon conversion of the Series D Preferred Stock. Pursuant to the Registration Rights Agreement, the Company is required to file the registration statement within 60 days of the exchange and use commercially reasonable efforts for the registration statement to be declared effective within 120 days of the Closing. The Registration Rights Agreement also grants the Investors certain piggyback registration rights.

The foregoing descriptions of the Exchange Agreement, the Series D Preferred Stock and the Registration Rights Agreement are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

On March 16, 2015, the Company issued a press release regarding the issuance of the Series D Preferred Stock. A copy of the press release is attached as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. The Series D Preferred Stock was issued to accredited investors pursuant to an exemption from the registration requirements under Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 16, 2015, the Company filed the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock. The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Exchange and Settlement Agreement dated March 16, 2015

10.2	Form of Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of Speed Commerce, Inc. dated March 16, 2015

10.4	Form of Registration Rights Agreement

99.1	Press Release announcing Issuance of Series D Preferred Stock dated March 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	SPEED COMMERCE, INC.

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Exchange and Settlement Agreement dated March 16, 2015

10.2	Form of Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of Speed Commerce, Inc. dated March 16, 2015

10.4	Form of Registration Rights Agreement

99.1	Press Release announcing Issuance of Series D Preferred Stock dated March 16, 2015